UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2004

                                Unit Corporation

             (Exact name of registrant as specified in its charter)



          Oklahoma                    1-9260                  73-1283193
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)



       7130 South Lewis, Suite 1000, Tulsa, Oklahoma           74136
          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (918) 493-7700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     Written communications pursuant to Rule 425 under the Securities Act --- (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act --- (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the --- Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the --- Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

     Item 1.01 Entry into a Material Definitive Agreement.
               -------------------------------------------

     In connection with the retirement of Mr. John Nikkel as an employee and as the Chief Executive Officer of the Company effective April 1, 2005, the Board of Directors of Unit Corporation (the "Company") and Mr. Nikkel have reached an agreement providing for the following:

1. Mr. Nikkel would serve as a consultant to the Company, on an annual basis, for $70,000 per year; and

2. The Company would provide office space and secretarial service for Mr. Nikkel for the time he serves as a consultant to the Company.


     The Company intends to memorialize at a later date the terms of its agreement with Mr. Nikkel.


     Information regarding Mr. Nikkel's and Mr. Pinkston's investments in the employee-limited partnerships sponsored by the Company each year are described in the Company's most recent Proxy Statement filed in connection with the Company's Annual Meeting of Stockholders held May 5, 2004. That information is incorporated by reference into this Form 8-K.


     Mr. Nikkel will continue to serve on the Company's Board of Directors and as its Chairman. Additional information regarding the retirement of Mr. Nikkel is set out in item 5.02(b) below.


Section 5 - Corporate Governance and Management

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
---------------------------------------------

     (b) and (c) On October 19, 2004, Mr. John Nikkel, the Company's Chairman of the Board of Directors and Chief Executive Officer, announced that he plans to retire as an employee and as the Company's Chief Executive Officer effective April 1, 2005. Mr. Nikkel intends to continue as a director of the Company. In connection with his announced plans to retire, the Company's Board of Directors reached an agreement with Mr. Nikkel as more fully discussed in Item 1.01 above.

     On October 19, 2004, the Company's Board of Directors also elected Mr. Larry Pinkston, the Company's current President and Chief Operating Officer, to succeed Mr. Nikkel as the Company's Chief Executive Officer effective April 1, 2005.

     Mr. Pinkston who is 50 years old joined the Company in December, 1981. He had served as Corporate Budget Director and Assistant Controller prior to being appointed Controller in February, 1985. In December, 1986 he was elected Treasurer of the Company and was elected to the position of Vice President and Chief Financial Officer in May, 1989. In August, 2003, he was elected to the position of President of the Company as well as serving as its Chief Financial Officer. He was elected a director of the Company in January, 2004. In February, 2004, in addition to his position as President, he was elected to the office of Chief Operating Officer. He holds a Bachelor of Science Degree in Accounting from East Central University of Oklahoma and is a Certified Public Accountant.

Additional information regarding Mr. Pinkston is set out in item 1.01 above.


Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

(a) Financial Statements of Businesses Acquired.
    --------------------------------------------

Not Applicable.



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(b)  Pro Forma Financial Information.
     --------------------------------

Not Applicable.


(c)  Exhibits.
     ---------


     99.1 Unit Corporation press release dated October 21, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Unit Corporation


Date: October 21, 2004            By:  /s/ Mark E. Schell
                                     --------------------
                                  Name:  Mark E. Schell
                                  Title:  Senior Vice President


















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                                 EXHIBIT INDEX




Exhibit No.  Description

    99.1     Unit Corporation press release dated October 21, 2004































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